EXHIBIT 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO
SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

I, Douglas R. Waggoner, Chief Executive Officer of Echo Global Logistics, Inc. (the "Company"), hereby certify, that:

(1) The Company's annual report on Form 10-K for the year ended December 31, 2013 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Form 10-K fairly presents, in all material aspects, the financial condition and results of operations of the Company.

February 28, 2014	/s/ DOUGLAS R. WAGGONER
Douglas R. Waggoner Chief Executive Officer